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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 17, 2005

                         AMERICAN EXPRESS ISSUANCE TRUST
                            (Issuer in respect of the
            Class A Floating Rate Asset Backed Notes, Series 2005-1,
            Class B Floating Rate Asset Backed Notes, Series 2005-1, Class C Floating Rate Asset Backed Notes, Series 2005-1, Class A Floating Rate Asset Backed Notes, Series 2005-2, Class B Floating Rate Asset Backed Notes, Series 2005-2 and Class C Floating Rate Asset Backed Notes, Series 2005-2.)

            American Express Receivables Financing Corporation V LLC
                 as Originator, Co-Registrant and Transferor of
                         American Express Issuance Trust
             (Exact name of registrant as specified in its charter)

           Delaware                                            20-2007139
 (State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                          Identification No.)

    200 Vesey Street, New York, NY                               10285
(Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (212) 640-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14A-12 under the Exchange Act
      (17 CFR 240.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01     Other Events

Information concerning the American Express Issuance Trust (the "Trust") is contained in the Monthly Servicer's Certificate, dated as of October 12, 2005, for the Distribution Date occurring on October 17, 2005 and the preceding Due Period from August 24, 2005 to September 23, 2005, and is provided to the Bank of New York, as Indenture Trustee, under the Indenture, dated as of May 19, 2005 (the "Indenture"). Such Monthly Servicer's Certificate is attached hereto as
Exhibit 99 and is incorporated herein by reference. Information concerning interest distributions made on the Series 2005-1 Notes, occurring on October 17, 2005, is contained in the Monthly Statement provided to the holders of such Notes. Information concerning interest distributions made on the Series 2005-2 Notes, occurring on October 17, 2005, is contained in the Monthly Statement provided to the holders of such Notes. Such Monthly Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.


Item 9.01     Financial Statements and Exhibits

Exhibit No.         Description
-----------         -----------

Exhibit 20.1 Monthly Statement relating to interest distributions on the 2005-1 Notes, occurring on October 17, 2005.

Exhibit 20.2 Monthly Statement relating to interest distributions on the 2005-2 Notes, occurring on October 17, 2005.

Exhibit 99 Monthly Servicer's Certificate, dated as of October 12, 2005, for the Distribution Date occurring on October 17, 2005, and the preceding Due Period from August 24, 2005 to September 23, 2005, provided to the Bank of New York, as Indenture Trustee, under the Indenture for the American Express Issuance Trust.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            AMERICAN EXPRESS ISSUANCE TRUST,
                                            Registrant


                                            AMERICAN EXPRESS RECEIVABLES
                                            FINANCING CORPORATION V LLC,
                                            as Originator of the Trust and
                                            Co-Registrant and as Transferor
                                            on behalf of the Trust as
                                            Co-Registrant


                                            By:     /s/ Maureen Ryan
                                                    ----------------------------
                                            Name:   Maureen Ryan
                                            Title:  Vice President and Treasurer

Date: October 17, 2005


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                                  EXHIBIT INDEX


Designation         Description
-----------         -----------

Exhibit 20.1 Monthly Statement relating to interest distributions on the 2005-1 Notes, occurring on October 17, 2005.

Exhibit 20.2 Monthly Statement relating to interest distributions on the 2005-2 Notes, occurring on October 17, 2005.

Exhibit 99 Monthly Servicer's Certificate, dated as of October 12, 2005, for the Distribution Date occurring on October 17, 2005, and the preceding Due Period from August 24, 2005 to September 23, 2005, provided to the Bank of New York, as Indenture Trustee, under the Indenture for the American Express Issuance Trust.